UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 14, 2008

 hi/fn, inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24765	33-0732700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 University Avenue
Los Gatos, CA 95032
(Address of principal executive offices, including zip code)

(408) 399-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

b)  On May 14, 2008, the registrant entered into Forms of Severance and Change of Control Agreement between the registrant and each of Russell Dietz, William R. Walker and Douglas L. Whiting (each an “Executive” and together, the “Executives”) (the “Form Executive Agreement”).  Mr. Dietz is the Vice President and Chief Technology Officer of the registrant; Mr. Walker is the Vice President, Finance and Chief Financial Officer of the registrant; and Mr. Whiting is the Chief Scientist of the registrant. The Form Executive Agreement contains, among other things, the following terms and conditions (capitalized terms have the meaning ascribed to them in the Form Executive Agreement):

•
If an Executive is involuntarily terminated other than for Cause, death or Disability prior to a Change of Control or more than twelve (12) months following a Change of Control, then, subject to (among other things) the Executive signing and not revoking a separation agreement and release of claims, such Executive will receive the following severance from the registrant:

▪
Severance payments at a rate equal to base salary, as then in effect, for six (6) months from the date of such termination, to be paid periodically in accordance with the registrant’s normal payroll policies;

▪	Continued registrant-paid benefits during the six (6) month period following such termination under the registrant’s Benefit Plans; and

▪	Such other compensation or benefits from the registrant as may be required by law.

•
If an Executive is involuntarily terminated other than for Cause, death or Disability within twelve (12) months of a Change of Control, then, subject to (among other things) the Executive signing and not revoking a separation agreement and release of claims, such Executive will receive the following severance from the registrant:

▪
Severance payments at a rate equal to base salary, as then in effect for twelve (12) months from the date of such termination, to be paid periodically in accordance with the registrant’s normal payroll policies;

▪
Fifty percent (50%) of (i) the unvested shares subject to all outstanding rights to purchase or receive shares of the registrant’s common stock held by such Executive (including, without limitation, through awards of stock options, stock appreciation rights, restricted stock units or similar awards) whether acquired on, before or after the date of the signed Form Executive Agreement and (ii) the shares of the registrant’s common stock held by such Executive subject to registrant’s right of repurchase or the individual’s forfeiture upon termination of such Executive’s employment for any reason, whether acquired on, before or after the date of the signed Form Executive Agreement, will immediately vest upon such termination;

▪	Continued registrant-paid benefits during the twelve (12) month period following such termination under the registrant’s Benefit Plans; and

▪	Such other compensation or benefits from the registrant as may be required by law.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

10.1	Form of Severance and Change of Control Agreement, between hi/fn, inc. and each of Russell Dietz, William R. Walker and Douglas L. Whiting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2008

hi/fn, inc.

By: /s/ William R. Walker
William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

10.1	Form of Severance and Change of Control Agreement etween hi/fn, inc. and each of Russell Dietz, William R. Walker and Douglas L. Whiting